Report of Independent Registered Public Accounting Firm

To the Board of Directors
of First Franklin Corporation and Subsidiary:

We have audited the accompanying consolidated balance sheets of First Franklin Corporation and Subsidiary as of December 31, 2010 and 2009 and the related consolidated statements of income (loss), comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2010.  First Franklin Corporation and Subsidiary’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Franklin Corporation and Subsidiary as of December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

On March 16, 2011 the Company was acquired in a stock sale and merged into the acquirer.  See Note 24 for description of the merger.

/s/Clark Schaefer Hackett & Co.

Cincinnati, Ohio
April 2, 2011

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

ASSETS

	December 31,
	2010	2009

Cash, including certificates of deposit and other interest-
earning deposits of $100,000 at December 31, 2010
and 2009	$8,924,207	6,875,177
Investment securities:
Securities available-for-sale, at market value
(amortized cost of $16,072,142 and $21,185,010
at December 31, 2010 and 2009, respectively)	15,820,807	20,947,541
Mortgage-backed securities:
Securities available-for-sale, at market value
(amortized cost of $2,071,017 and $2,731,092
at December 31, 2010 and 2009, respectively)	2,151,063	2,809,463
Securities held-to-maturity, at amortized cost
(market value of $2,811,132 and $4,154,889
at December 31, 2010 and 2009, respectively)	2,643,925	3,988,852
Loans held for sale	15,426,939	7,552,314
Loans receivable, net	202,413,800	236,085,388
Real estate owned, net	2,817,975	2,791,688
Investment in Federal Home Loan Bank of Cincinnati
stock, at cost	4,991,000	4,991,000
Accrued interest receivable:
Investment securities	129,637	162,102
Mortgage-backed securities	17,575	27,100
Loans receivable	847,848	945,697
Property and equipment, net	3,129,680	3,448,367
Bank owned life insurance	6,200,796	5,982,426
Other assets	5,897,455	5,113,364

	$271,412,707	301,720,479

LIABILITIES

Deposits	$223,436,789	244,010,350
Borrowings	22,951,604	32,419,160
Advances by borrowers for taxes and insurance	2,068,025	2,159,661
Other liabilities	2,163,690	786,040

Total liabilities	250,620,108	279,375,211

Minority interest in consolidated subsidiary	72,955	139,522

Commitments (Notes 15 and 18)

STOCKHOLDERS' EQUITY

Preferred stock - $.01 par value, 500,000 shares authorized,
none issued and outstanding	-	-
Common stock - $.01 par value, 2,500,000 shares authorized,
2,010,867 shares issued in 2010 and 2009.	13,406	13,406
Additional paid-in capital	6,281,737	6,189,237
Treasury stock, at cost - 325,183 shares
in 2010 and 330,183 shares in 2009.	(3,270,349)	(3,270,399)
Retained earnings, substantially restricted	17,807,970	19,378,551
Accumulated other comprehensive loss:
Unrealized loss on available-for-sale securities, net
of taxes of $(48,200) and $(550) at December 31,
2010 and 2009, respectively	(113,120)	(105,049)

Total stockholders' equity	20,719,644	22,205,746

	$271,412,707	301,720,479

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF (LOSS)

	Years ended December 31,
	2010	2009	2008
Interest income:
Loans receivable	$12,169,063	14,061,642	15,540,991
Investment securities	715,761	832,464	1,047,941
Mortgage-backed securities	262,951	368,949	345,721
Other interest income	-	-	35,822
	13,147,775	15,263,055	16,970,475
Interest expense:
Deposits	5,138,077	7,277,577	7,839,818
Borrowings	1,293,323	2,014,111	3,029,622
	6,431,400	9,291,688	10,869,440
Net interest income	6,716,375	5,971,367	6,101,035
Provision for loan losses	1,967,115	2,832,192	2,703,333

Net interest income after provision for
loan losses	4,749,260	3,139,175	3,397,702

Noninterest income:
Service fees on NOW accounts	856,111	885,720	881,163
Gain on loans sold	3,250,537	2,238,560	139,295
Loan processing fees	1,228,172	543,137	-
Gain on sale of investments	27,520	11,035	86,323
Gain on sale of Financial Institutions
Partners III investment	-	-	19,487
Gain (loss) on sale of property and equipment	(3,226)	10,232	-
Income from bank owned life insurance	218,369	237,699	227,563
Other income	250,454	483,243	505,073
	5,827,937	4,409,626	1,858,904

Noninterest expense:
Salaries and employee benefits	5,853,307	4,680,489	2,940,917
Occupancy	1,091,794	1,073,631	1,004,523
Federal deposit insurance premiums	681,574	436,948	33,851
Service bureau	514,725	826,723	798,186
Advertising	154,444	144,777	213,728
Taxes other than income taxes	201,517	228,651	271,869
Deposit account expenses	387,358	261,273	243,258
Loss on sale of real estate owned	465,202	635,130	370,362
Real estate owned expenses	409,618	257,732	128,083
Other	3,670,616	1,517,972	1,572,563
	13,430,155	10,063,326	7,577,350
Loss before federal income taxes	(2,852,958)	(2,514,525)	(2,320,744)

Benefit for federal income taxes	(1,282,377)	(974,697)	(914,978)

Net loss	$(1,570,581)	(1,539,828)	(1,405,766)
Net loss per common share:
Basic	$(0.93)	(0.92)	(0.84)
Diluted	$(0.91)	(0.92)	(0.84)

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS)

	Years ended December 31,
	2010	2009	2008

Net loss	$(1,570,581)	(1,539,828)	(1,405,766)
Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities:
Unrealized holding gains (losses) during the year	5,972	(96,767)	59,881
Less: Reclassification adjustment for gains
on investment securities included in net
loss, net of tax expense of $9,357, $3,752,
and $29,350 for 2010, 2009 and 2008.	(18,163)	(7,283)	(56,973)

Comprehensive loss	$(1,582,772)	(1,643,878)	(1,402,858)

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

				Net unrealized
				gain (loss) on
	Common	Additional paid-in	Treasury	available-for-sale	Retained
	stock	capital	stock	securities	earnings

Balance,
December 31, 2007	$13,406	6,189,237	(3,270,399)	(3,907)	22,777,930

Dividends declared ($.27)
per common share	-	-	-	-	(453,785)
Change in net unrealized
gains (losses) on securities
available-for-sale, net of
deferred tax of $1,500	-	-	-	2,908	-
Net loss for the year ended
December 31, 2008	-	-	-	-	(1,405,766)
Balance,
December 31, 2008	$13,406	6,189,237	(3,270,399)	(999)	20,918,379

Change in net unrealized
gains (losses) on securities
available-for-sale, net of
deferred tax of $(53,499)	-	-	-	(104,050)	-
Net income (loss) for the year ended
December 31, 2009	-	-	-	-	(1,539,828)
Balance,
December 31, 2009	$13,406	6,189,237	(3,270,399)	(105,049)	19,378,551

Change in net unrealized
gains (losses) on securities
available-for-sale, net of
deferred tax of $(58,238)	-	-	-	(8,071)	-
Stock option expense		92,500
Shares issued for stock options
excercised, 5,000 shares issued			50
Net loss for the year ended
December 31, 2010	-	-	-	-	(1,570,581)
Balance,
December 31, 2010	$13,406	6,281,737	(3,270,349)	(113,120)	17,807,970

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Net loss	$(1,570,581)	(1,539,828)	(1,405,766)
Adjustments to reconcile net income to net cash
provided by operating activities:
Provision for loan losses	1,967,115	2,832,192	2,703,333
Depreciation and amortization	403,284	342,580	355,369
Accretion of premiums on securities	(4,346)	(14,377)	(31,900)
Stock based compensation expense	92,500	-	-
Deferred income taxes	(864,067)	(439,443)	(718,599)
Deferred loan fees	204,725	(453,413)	67,541
Proceeds from sale of loans originated for sale	192,622,344	173,332,026	10,926,619
Disbursements on loans originated for sale	(197,246,432)	(176,836,728)	(10,805,565)
Gain on sale of investments	(27,519)	(11,035)	(86,323)
Gain on sale of Financial Institutions Partnership III	-	-	(19,487)
Gain on sale of loans	(3,250,537)	(2,238,560)	(139,295)
(Gain) loss on sale of property and equipment	3,226	(10,232)	-
Impairment of mortgage servicing rights	78,900	-	-
Loss on sale of real estate owned	71,323	620,059	370,362
Write-down of real estate owned	393,882	-	-
FHLB stock dividends	-	-	(194,500)
Bank Owned Life Insurance	(218,370)	(237,699)	(227,563)
Net change in:
Decrease (increase) in accrued interest receivable	139,839	(30,626)	(51,309)
Decrease (increase) in other assets	(550,833)	(3,193,720)	209,073
Increase (decrease) in other liabilities	1,311,083	(106,376)	313,552
Other, net	-	-	(98,319)

Net cash (used) provided by operating activities	(6,444,464)	(7,985,180)	1,167,223

Cash flows from investing activities:
Net change in loans receivable	27,636,945	27,310,343	(1,743,783)
Principal reductions mortgage-backed securities	2,006,235	1,593,072	1,214,265
Proceeds from sale of student loans	-	90,948	458,440
Proceeds from sale of SBA loans	-	-	310,515
Purchase of investment securities:
Available-for-sale	(15,106,500)	(18,610,812)	(12,200,611)
Purchase of mortgage-backed securities:
Available-for-sale	-	-	(1,018,716)
Held-to-maturity	-	-	(4,993,750)
Proceeds from maturities/calls of investment securities:
Available-for-sale	20,250,000	11,551,015	13,889,127
Proceeds from sale of investment securities:
Available-for-sale	-	255,669	2,086,323
Proceeds on sale of Financial Institutions Partners III	-	-	41,529
Capital expenditures	(68,919)	(280,757)	(151,461)
Proceeds from sale of real estate owned	2,971,327	955,556	385,744
Improvements and acquisition costs to REO properties	(34,398)	(143,537)	(174,162)
Private mortgage insurance proceeds on REO properties	434,382
Proceeds from sale of property and equipment	55,800	11,000	13,422

Net cash provided (used) by investing activities	$38,144,872	22,732,497	(1,883,118)

Continued	31,700,408	14,747,317	(715,895)

FIRST FRANKLIN CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

	Years ended December 31,
	2010	2009	2008

	$31,700,408	14,747,317	(715,895)

Cash flows from financing activities:
Net increase (decrease) in deposits	(20,573,561)	20,902,204	(3,412,872)
Issuance (repurchase) of treasury stock	50	-	-
Payment of dividends	-	-	(453,785)
Proceeds (repayments) of borrowed money, net	(9,467,556)	(36,057,767)	5,124,272
Increase (decrease) in advances by borrowers
for taxes and insurance	(91,636)	(154,845)	(561)
Net cash provided (used) by financing
activities	(30,132,703)	(15,310,408)	1,257,054

Net increase (decrease) in cash	1,567,705	(563,091)	541,159

Cash at beginning of year	6,875,177	7,438,268	6,897,109

Cash at end of year	$8,442,882	6,875,177	7,438,268

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, including interest credited to savings
accounts	$6,446,544	9,294,940	10,844,642

Income taxes	$-	150,000	65,000

Supplemental disclosure of noncash activities:

Real estate acquired in settlement of loans	$3,862,803	2,374,943	1,482,797

Change in unrealized gain (loss) on available-for-
sale securities	$(8,071)	(104,050)	2,908